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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated November 13, 1997, relating to the financial statements of Information Advantage, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                          /s/ PRICE WATERHOUSE LLP


PRICE WATERHOUSE LLP
Minneapolis Minnesota
December 4, 1997